Exhibit 99.1

FOR IMMEDIATE RELEASE                         CONTACT:     Leonard E. Moodispaw
                                                           CEO & President
                                                           301.939.7000

                    ESSEX MOVES TO THE NASDAQ NATIONAL MARKET
                     SHARES WILL TRADE UNDER THE SYMBOL KEYW


COLUMBIA, MD - March 29, 2004 - Trading of shares of the Essex Corporation will move to the NASDAQ National Market upon market opening on Wednesday, March 31, 2004 under the symbol "KEYW." Essex has chosen to move to the NASDAQ to join other industry leaders in technology and innovation on the world's largest electronic, screen-based equity securities market and the largest equity securities market in the world based on share volume. Essex currently has a market cap of over $120 million, based on its closing share price on March 26, 2004 with over 15.5 million shares outstanding.

"Our institutional investors and financial advisors have encouraged us to move to NASDAQ for the advantages it affords the company and its investors over the auction market," according to Leonard E. Moodispaw, CEO & President. "NASDAQ is the right place for Essex to continue implementing our strategy for delivering financial success and accelerated growth. Recent independent assessments by FactSet Research Systems and Market Systems Inc., rank NASDAQ as a superior market based on trade volume, liquidity, and the speed and quality of trade executions."

"Our move to NASDAQ is an important step forward for our investors and shareholders," continued Mr. Moodispaw. "We have been very pleased with our experience on the American Stock Exchange and with the support and advice we have received from the talented people at Cohen Specialists, LLC, our specialist on the Amex. We depart from the Amex and Cohen as friends and valued colleagues."

"On behalf of everyone at NASDAQ, I would like to officially welcome Essex Corporation to our market," commented, Bruce Aust, Executive Vice President, The NASDAQ Stock Market. "We are delighted that Essex will begin to trade on NASDAQ, which will expose the company to the many benefits within our electronic market model such as speed of execution, liquidity, transparency, and increase visibility for its investors," added Mr. Aust.

Investors holding Essex stock need take no action as the stock conversion will occur automatically. More information is available in a Frequently Asked Questions document on our website on the Investor page at HTTP://WWW.ESSEXCORP.COM/INVESTOR.HTML .


                                   - M O R E -

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ESSEX MOVES TO THE NASDAQ NATIONAL MARKET
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ABOUT ESSEX:  Essex creates solutions for today's most advanced signal and image processing challenges, serving commercial, defense and intelligence customers. For more information contact Essex Corporation, 9150 Guilford Road, Columbia MD 21046; Phone 301.939.7000; Fax 301.953.7880; E-mail info@essexcorp.com, or on the Web at WWW.ESSEXCORP.COM.

THIS PRESS RELEASE MAY CONTAIN "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE UNITED STATES PRIVATE SECURITIES REFORM ACT OF 1995. THESE STATEMENTS ARE BASED ON MANAGEMENT'S CURRENT EXPECTATIONS AND ARE SUBJECT TO RISKS, UNCERTAINTY AND CHANGES IN CIRCUMSTANCES, WHICH MAY CAUSE ACTUAL RESULTS, PERFORMANCE OR
ACHIEVEMENTS TO DIFFER MATERIALLY FROM ANTICIPATED RESULTS, PERFORMANCE OR ACHIEVEMENTS. ALL STATEMENTS CONTAINED HEREIN THAT ARE NOT CLEARLY HISTORICAL IN NATURE ARE FORWARD LOOKING. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE INCLUDE STATEMENTS ADDRESSING THE FOLLOWING SUBJECTS: FUTURE FINANCIAL CONDITION AND OPERATING RESULTS. ECONOMIC, BUSINESS, COMPETITIVE AND/OR REGULATORY FACTORS AFFECTING ESSEX'S BUSINESSES ARE EXAMPLES OF FACTORS, AMONG OTHERS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS.

MORE DETAILED INFORMATION ABOUT THESE AND OTHER FACTORS IS SET FORTH IN ESSEX'S ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 28, 2003. ESSEX IS UNDER NO OBLIGATION TO (AND EXPRESSLY DISCLAIMS ANY SUCH OBLIGATION TO) UPDATE OR ALTER ITS FORWARD-LOOKING STATEMENTS WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

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